Exhibit 99.B(e)(2)

ADVISORSHARES TRUST

FORM OF AUTHORIZED PARTICIPANT AGREEMENT

This Authorized Participant Agreement (the “Agreement”) is entered into by and between Foreside Fund Services, LLC (the “Distributor”) and the party signing below designated as the Participant (the “Participant”) and is subject to acceptance by The Bank of New York Mellon (the “Transfer Agent”).  The Transfer Agent serves as the transfer agent for one or more series (each a “Fund”) of the AdvisorShares Trust (the “Trust”), as set forth on Annex I to this Agreement and is an Index Receipt Agent as the term is defined in the rules of the National Securities Clearing Corporation (“NSCC”).  The Distributor serves as the principal underwriter of each Fund, acting on an agency basis in connection with the sale and distribution of each Fund’s shares of beneficial interest (“shares”).  The Distributor, the Transfer Agent and the Participant acknowledge and agree that the Trust, for itself and each Fund, shall be a third party beneficiary of this Agreement, and shall receive the benefits contemplated by this Agreement, to the extent specified herein.  As specified in the Trust’s Prospectus and Statement of Additional Information (together, the “Prospectus”), shares of each Fund may be purchased or redeemed only in aggregations of a specified number, referred to therein and herein as a “Creation Unit.”  The number of shares constituting a Creation Unit of each Fund is set forth in Annex I, as amended from time to time.  Creation Units may be purchased only by or through a Participant that has entered into an Authorized Participant Agreement with the Distributor.

The Prospectus provides that Creation Units generally will be sold in exchange for an in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) and an amount of cash computed as described in the Prospectus (the “Cash Component”), plus a purchase transaction fee as described in the Prospectus, delivered to the Fund by the Participant for its own account or acting on behalf of another party.  Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit”, which represents the minimum initial and subsequent investment amount for shares of any Fund.  References to the Prospectus are to the then current Prospectus as it may be supplemented or amended from time to time.  Capitalized terms not otherwise defined herein are used herein as defined in the Prospectus.

This Agreement is intended to set forth certain premises and the procedures by which the Participant may purchase and/or redeem Creation Units (i) through the Continuous Net Settlement (“CNS”) clearing processes of the NSCC, as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the “Clearing Process”, or (ii) outside the Clearing Process (i.e., through the facilities of The Depository Trust Company (“DTC”)).  The procedures for processing an order to purchase Creation Units (each a “Purchase Order”) and an order to redeem Creation Units (each a “Redemption Order”) are described in the Trust’s Prospectus and in Annex II to this Agreement.  All Purchase Orders must be in writing in the form of Purchase Order approved by the Trust (see Annex III hereto).  All Redemption Orders must be in writing in the form of Redemption Order approved by the Trust (see Annex IV hereto).  All Purchase Orders and Redemption Orders are irrevocable.  The Participant must place Purchase Orders or Redemption Orders for Creation Units subject to the procedures for purchase and redemption referred to in Annex II of this Agreement.

The parties hereto in consideration of the premises and of the mutual agreements contained herein agree as follows:

1.             Status of Participant.  The Participant hereby represents, covenants and warrants that with respect to Purchase Orders or Redemption Orders of Creation Units of any Fund (i) through the Clearing Process, it is a member of NSCC and a participant in the CNS System of NSCC (as defined in the Prospectus, a “Participating Party”), and/or (ii) outside the Clearing Process, it is a DTC Participant (as defined in the Prospectus, a “DTC Participant”).  The Participant may place Purchase Orders or Redemption Orders for Creation Units either through the Clearing Process or outside the Clearing Process, subject to the procedures for purchase and redemption referred to in paragraph 2 and Annex II of this Agreement (“Execution of Orders”).  Any change in the foregoing status of the Participant shall terminate this Agreement and the Participant shall give prompt written notice to the Distributor and the Trust of such change.

The Participant hereby represents and warrants that, unless the following paragraph is applicable to it, it is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, is qualified to act as a broker or dealer in the states or other jurisdictions where it transacts business, and is a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and the Participant agrees that it will maintain such registrations, qualifications, and membership in good standing and in full force and effect throughout the term of this Agreement.  The Participant agrees to comply with all applicable federal laws, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder and with the Constitution, By-Laws and Conduct Rules of FINRA, and that it will not offer or sell shares of any Fund in any state or jurisdiction where they may not lawfully be offered and/or sold.

If the Participant is offering and selling shares of any Fund in jurisdictions outside the several states, territories and possessions of the United States and is not otherwise required to be registered, qualified, or a member of FINRA as set forth above, the Participant nevertheless agrees to observe the applicable laws of the jurisdiction in which such offer and/or sale is made, to comply with the full disclosure requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the regulations promulgated thereunder and to conduct its business in accordance with the spirit of FINRA Conduct Rules.

The Participant understands and acknowledges that the proposed method by which Creation Units of shares will be created and traded may raise certain issues under applicable securities laws.  For example, because new Creation Units of shares may be issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur.  The Participant understands and acknowledges that some activities on its part, depending on the circumstances, result in its being deemed a participant in a distribution in a manner which could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the 1933 Act.  The Participant also understands and acknowledges that

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dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus.

2.             Execution of Purchase Orders and Redemption Orders.  All Purchase Orders or Redemption Orders shall be handled in accordance with the terms of the Prospectus and the procedures described in Annex II to this Agreement and shall require the timely execution and delivery of an appropriate Purchase Order or Redemption Order, as the case may be, substantially in the forms set forth in Annexes III and IV hereto, respectively.  Each party hereto agrees to comply with the provisions of such documents to the extent applicable to it.  It is contemplated that the phone lines used by the Transfer Agent’s telephone representatives will be recorded, and the Participant hereby consents to the recording of all calls with such telephone representatives.  The Trust reserves the right to issue additional or other procedures relating to the manner of purchasing or redeeming Creation Units and the Participant agrees to comply with such procedures as may be issued from time to time, including but not limited to the Cash Collateral Settlement Procedures that are referenced in Annex II to this Agreement.  The Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that delivery of a Purchase Order or Redemption Order shall be irrevocable, provided that the Trust and the Distributor on behalf of the Trust reserves the right to reject any Purchase Order until acceptance and any Redemption Order that is not in “proper form” as defined in the Prospectus.

With respect to any Redemption Order, the Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to the Trust any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Fund.  With respect to any Redemption Order, the Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that the Trust is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Fund.  With respect to any Purchase Order, the Trust acknowledges and agrees to return to the Participant or any party for which it is acting any dividend, distribution or other corporate action paid to the Fund in respect of any Deposit Security that is transferred to the Fund that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Participant or any party for which it is acting.

3.             NSCC.  Solely with respect to Purchase Orders or Redemption Orders through the Clearing Process, the Participant, as a Participating Party, hereby authorizes the Transfer Agent to transmit to the NSCC on behalf of the Participant such instructions, including amounts of the Deposit Securities and Cash Components as are necessary, consistent with the instructions issued by the Participant to the Trust’s telephone representative.  The Participant agrees to be bound by the terms of such instructions issued by the Transfer Agent and reported to NSCC as though such instructions were issued by the Participant directly to NSCC.

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4.             Marketing Materials and Representations.  The Participant represents, warrants and agrees that it will not make any representations concerning a Fund’s shares other than those contained in the Fund’s then current Prospectus or in any promotional materials or sales literature furnished to the Participant by the Distributor.  The Participant agrees not to furnish or cause to be furnished to any person or display or publish any information or materials relating to a Fund’s shares (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials), except such information and materials as may be furnished to the Participant by the Distributor and such other information and materials as may be approved in writing by the Distributor.  The Participant understands that the Trust will not be advertised or marketed as an open-end investment company, i.e., as a mutual fund, which offers redeemable securities, and that any advertising materials will prominently disclose that a Fund’s shares are not individually redeemable units of beneficial interest in the Fund.  In addition, the Participant understands that any advertising material that addresses redemptions of a Fund’s shares, including the Fund’s Prospectus, will disclose that the owners of shares may acquire shares and tender shares for redemption to the Fund in Creation Unit aggregations only.  Notwithstanding the foregoing, the Participant may without the written approval of the Distributor prepare and circulate in the regular course of its business research reports that include information, opinions or recommendations relating to a Fund’s shares (i) for public dissemination, provided that such research reports compare the relative merits and benefits of the Fund’s shares with other products and are not used for purposes of marketing the Fund’s shares and (ii) for internal use by the Participant.

5.             Subcustodian Account.  The Participant understands and agrees that with respect to each Fund, the Trust has caused its custodian (“Custodian”) to maintain with the applicable subcustodian for such Fund an account in the relevant foreign jurisdiction to which the Participant shall deliver or cause to be delivered in connection with the purchase of a Creation Unit the securities and any other redemption proceeds (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) on behalf of itself or any party for which it is acting (whether or not a customer), with any appropriate adjustments as advised by the Fund, in accordance with the terms and conditions applicable to such account in such jurisdiction.

6.             Title to Securities; Restricted Shares.  The Participant represents on behalf of itself and any party for which it acts that upon delivery of a portfolio of Deposit Securities to the Custodian and/or the relevant subcustodian, the Trust will acquire good and unencumbered title to such securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, including, without limitation, any restriction upon the sale or transfer of such securities imposed by (i) any agreement or arrangement entered into by the Participant or any party for which it is acting in connection with a Purchase Order or (ii) any provision of the 1933 Act, and any regulations thereunder (except that portfolio securities of issuers other than U.S. issuers shall not be required to have been registered under the 1933 Act if exempt from such registration), or of the applicable laws or regulations of any other applicable jurisdiction and (iii) no such securities are “restricted securities” as such term is used in Rule 144(a)(3)(i) promulgated under the 1933 Act.

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7.             Cash Component and Fees.  The Participant hereby agrees that as between the Trust and itself or any party for which it acts in connection with a Purchase Order, it will make available in same day funds for each purchase of a Fund’s shares an amount of cash sufficient to pay the Cash Component and any other amounts of cash due to the Trust in connection with the purchase of any Creation Unit (including the purchase transaction fee for in-kind and cash purchases and the additional variable charge for cash purchases (when, in the sole discretion of the Trust, cash purchases are available or specified)) (the “Cash Amount”) which shall be made to an account maintained by the Custodian, and shall be provided in same day or immediately available funds on or before the date on which a Purchase Order is released as “good” by the Distributor in accordance with the Prospectus and Annex II (“Contractual Settlement Date”).  The Participant hereby agrees to ensure that the Cash Amount will be received by the Trust on or before the Contractual Settlement Date, and in the event payment of such Cash Amount has not been made by such Contractual Settlement Date, the Participant agrees on behalf of itself or any party for which it acts in connection with a Purchase Order to pay the full cash amount, plus interest, computed at such reasonable rate as may be specified by the Trust from time to time.  The Participant may require its customer to enter into an agreement with the Participant with respect to such matters.  The Participant shall be liable to the Distributor and/or the Trust for any amounts advanced by the Distributor in its sole discretion to the Participant for payment of the amounts due and owing for the Cash Component, the purchase transaction fee, cash collateral discrepancies and/or the additional variable charge for cash purchases (when, in the sole discretion of the Trust, cash purchases are available or specified).

8.             Role of Participant.

(a)           The Participant acknowledges and agrees that for all purposes of this Agreement, the Participant will be deemed to be an independent contractor, and will have no authority to act as agent for the Trust or the Distributor in any matter or in any respect.  The Participant agrees to make itself and its employees available, upon request, during normal business hours to consult with the Trust or the Distributor or their designees concerning the performance of the Participant’s responsibilities under this Agreement.

(b)           In executing this Agreement, the Participant agrees in connection with any purchase or redemption transactions in which it acts for a customer or for any other DTC  Participant or indirect participant, or any other Beneficial Owner, that it shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Prospectus.

(c)           The Participant agrees to maintain records of all sales of a Fund’s shares made by or through it and to furnish copies of such records to the Fund or the Distributor upon the request of the Trust or the Distributor.

(d)           The Participant represents that it has policies, procedures and internal controls in place that are reasonably designed to comply with applicable anti-money laundering laws and regulations, including applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), the regulations administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control, and the rules promulgated by the SEC.

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9.     Authorized Persons.  Concurrently with the execution of this Agreement and from time to time thereafter, the Participant shall deliver to the Distributor and the Trust, with copies to the Transfer Agent (referred to below) duly certified as appropriate by its Secretary or other duly authorized official, a certificate in a form approved by the Trust (see Annex VIII hereto) setting forth the names and signatures of all persons authorized to give instructions relating to any activity contemplated hereby or any other notice, request or instruction on behalf of the Participant (each an “Authorized Person”).  Such certificate may be accepted and relied upon by the Distributor and each Fund as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Distributor and the Trust of a superseding certificate in a form approved by the Trust bearing a subsequent date.  The Transfer Agent shall issue to each Authorized Person a unique personal identification number (“PIN Number”) by which such Authorized Person and the Participant shall be identified and instructions issued by the Participant hereunder shall be authenticated.  The PIN Number shall be kept confidential and only provided to Authorized Persons.  Upon the termination or revocation of authority of such Authorized Person by the Participant, the Participant shall give immediate written notice of such fact to the Distributor, the Transfer Agent and the Trust and such notice shall be effective upon receipt by each of the Distributor, the Transfer Agent and the Trust.

10.   Redemption.  The Participant understands and agrees that Redemption Orders may be submitted only on days that the New York Stock Exchange Arca. Inc. (the “NYSE”) is open for trading or business.

The Participant represents and warrants that it will not obtain a Redemption Order Number (as defined in Annex II) from the Trust for the purpose of redeeming any Creation Unit of a Fund’s shares unless it first ascertains that it or its customer, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender for redemption the requisite number of shares of the relevant Fund to be redeemed and to the entire proceeds of the redemption and that such shares have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement that would preclude the delivery of such shares to the Transfer Agent in accordance with the Prospectus or as otherwise required by the Trust.  The Participant understands that shares of any Fund may be redeemed only when one or more Creation Units of the Fund’s shares are held in the account of the Participant.

In order to provide for the delivery of Deposit Securities and any other redemption proceeds upon redemption of a Fund’s shares in Creation Units, the Participant agrees for itself and on behalf of any Beneficial Owner for which it is acting, to provide to the Distributor and the Trust on a form approved by the Trust (see Annex VI hereto), with copies to the Transfer Agent written instructions (the “Standing Redemption Instructions”) for delivery of Deposit Securities and other redemption proceeds in the applicable jurisdiction(s) for each Fund with respect to which the Participant wishes to be authorized to submit a Redemption Order to redeem Creation Units.  A Participant is authorized to submit a Redemption Order only with respect to Creation Units of a Fund’s shares for which Standing Redemption Instructions have been received by the Trust and the Distributor.  The Standing Redemption Instructions shall include information (including the applicable account name, account number and any other reference number) identifying the account(s) into which the Deposit Securities and any other

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redemption proceeds should be delivered pursuant to a Redemption Order.  The Participant may designate in its Standing Redemption Instructions a U.S. dollar account into which the U.S. dollar denominated cash portion of the redemption proceeds, if any, should be delivered pursuant to a Redemption Order.  An Authorized Person of the Participant may amend the Standing Redemption Instructions from time to time before or concurrently with submission of a Redemption Order in writing to the Distributor and the Trust in a form approved by the Trust (see Annex VI hereto), with copies to the Transfer Agent.  A Redemption Order may include alternative delivery instructions (“Alternative Delivery Instructions”) which supersede and replace the Participant’s Standing Redemption Instructions only with respect to the Redemption Order to which such Alternative Delivery Instructions are attached.  Alternative Delivery Instructions do not constitute an amendment to the Participant’s Standing Redemption Instructions, and Alternative Delivery Instructions must accompany a Redemption Order and be in a form approved by the Trust (see Annex IV hereto).  The Participant understands and agrees that the Distributor will instruct the Custodian or subcustodian to deliver, and the Custodian or subcustodian will deliver, Deposit Securities and any other redemption proceeds into the account(s) identified in the Standing Redemption Instructions or the Alternative Delivery Instructions, as the case may be.  If neither the redeeming Beneficial Owner, nor the Participant acting on behalf of such redeeming Beneficial Owner, has appropriate arrangements satisfactory to the Trust to take delivery of the Deposit Securities in any applicable foreign jurisdiction, and it is not possible to make other such arrangements (to which situation the Participant shall reasonably agree), or if it is not possible to effect deliveries of Deposit Securities in such jurisdiction, the Participant understands and agrees that the Trust may, in its sole discretion, exercise its option to redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash, less the redemption transaction fee for in-kind and cash redemptions and the additional variable charge for cash redemptions.

Standing redemptions are not accepted.

11.   Obligations of Participant.

The Participant agrees to maintain records of all sales of Fund shares made by or through it and to furnish copies of such records to the Trust or the Distributor upon their reasonable request.

(a)           The Participant affirms that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information to the extent required by applicable law, rule and regulation.

(b)           The Participant represents, covenants and warrants that, during the term of this Agreement, it will not be an affiliated person of a Fund, a promoter or a principal underwriter of a Fund or an affiliated person of such persons, except under 2(a)(3)(A) or 2(a)(3)(C) of the Investment Company Act of 1940, as amended (the “1940 Act”) due to ownership of Fund shares.

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(c)           The Participant agrees that it will meet Distributor’s written creditworthiness standards at all times at which it performs activities pursuant to this Agreement and will inform the Distributor immediately should Participant not meet such standards. Participant agrees that it will be subject to various tests performed by Distributor to determine if the Participant is in compliance with the Distributor’s written creditworthiness standards and agrees to comply with all requests for information in order to permit the Distributor to perform such tests.

12.   Beneficial Ownership.  The Participant represents and warrants to the Distributor and the Trust that (based upon the number of outstanding shares of such Fund made publicly available by the Trust) it does not, and will not in the future, hold for the account of any single Beneficial Owner of shares of the relevant Fund 80 percent or more of the currently outstanding shares of such Fund, so as to cause the Trust to have a basis in the portfolio securities deposited with the Trust with respect to such Fund different from the market value of such portfolio securities on the date of such deposit, pursuant to section 351 of the Internal Revenue Code of 1986, as amended.  The Participant agrees that the confirmation relating to any order for one or more Creation Units of a Fund’s shares shall state as follows:  “Purchaser represents and warrants that, after giving effect to the purchase of shares to which this confirmation relates, it will not hold 80 percent or more of the outstanding shares of the relevant Fund and that it will not treat such purchase as eligible for tax-free treatment under Section 351 of the Internal Revenue Code of 1986, as amended.  If purchaser is a dealer, it agrees to deliver similar written confirmations to any person purchasing any of the shares to which this confirmation relates from it.”  The Trust, the Transfer Agent and the Distributor shall have the right to require information from the Participant regarding ownership of each Fund’s shares, and to rely thereon to the extent necessary to make a determination regarding ownership of 80 percent or more of the currently outstanding shares of any Fund by a Beneficial Owner as a condition to the acceptance of a deposit of Deposit Securities.

13.   Indemnification. This paragraph shall survive the termination of this Agreement.

(a)           The Participant hereby agrees to indemnify and hold harmless the Distributor, the Trust, the Transfer Agent, their respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”) from and against any loss, liability, cost and expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of this Agreement; (ii) any failure on the part of the Participant to perform any obligations set forth in the Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annexes II, III, IV, V and VI (as each may be amended from time to time) believed by the Distributor and/or the Transfer Agent to be genuine and to have been given by the Participant.  The Participant and the Distributor understand and agree that the Trust as a third party beneficiary to this Agreement is entitled and intends to proceed directly against the Participant in the event that the Participant fails to honor any obligations pursuant to this Agreement that benefit the Trust.  The Distributor shall not be liable to the Participant for any damages arising out of mistakes or errors in data provided to the Distributor, or out of interruptions or delays of communications with the Indemnified Parties who are service

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providers to the Trust, nor is the Distributor liable for any action, representation, or solicitation made by the wholesalers of the Trust.

(b)           The Distributor hereby agrees to indemnify and hold harmless the Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”) from and against any loss, liability, cost and expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Distributor of any provision of this Agreement; (ii) any failure on the part of the Distributor to perform any obligations set forth in this Agreement; (iii) any failure by the Distributor to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any representations made in accordance with Annex II, III, IV, V and VI (as each may be amended from time to time) believed by the Participant to be genuine and to have been given by the Distributor.  The Participant shall not be liable to the Distributor for any damages arising out of mistakes or errors in data provided to the Participant.

14.   Information About Portfolio Deposits.  The Participant understands that the number and names of the designated portfolio of Deposit Securities to be included in the current Portfolio Deposit for each Fund will be made available by the Custodian as such information is supplied to the Custodian by the Trust’s investment adviser each day that the NYSE is open for trading and will also be made available on each such day through the facilities of the NSCC.

15.   Consent to Electronic Delivery of Prospectus.  The Distributor may deliver electronically a single prospectus, annual or semi-annual report or other shareholder information (each, a “Shareholder Document”) to persons who have effectively consented to such electronic delivery. The Distributor will deliver Shareholder Documents electronically by sending consenting persons an e-mail message informing them that the applicable Shareholder Document has been posted and is available on the Fund’s website, www.advisorshares.com, and providing a hypertext link to the document.  The electronic versions of the Shareholder Documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

By signing this Agreement, the Participant hereby consents to the foregoing electronic delivery of all Shareholder Documents to the e-mail address set forth on the signature page attached to this Agreement. The Participant further understands and agrees that unless such consent is revoked, the Participant can obtain access to the Shareholder Documents from the Distributor only electronically.  The Participant can revoke the consent to electronic delivery of Shareholder Documents at anytime by providing written notice to the Distributor. The Participant agrees to maintain the e-mail address set forth on the signature page to this Agreement and further agrees to promptly notify the Distributor if its e-mail address changes. The Participant understands that it must have continuous Internet access to access all Shareholder Documents.

16.   Acknowledgment.  The Participant acknowledges receipt of the Prospectus and represents it has reviewed such documents and understands the terms thereof.

17.   Notices.  Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid registered or certified United States first

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class mail, return receipt requested, or by telex, telegram or facsimile or similar means of same day delivery (with a confirming copy by mail).  Unless otherwise notified in writing, all notices to the Trust or the Distributor shall be at the address or telephone, facsimile or telex numbers as follows:  Attn: Vice President, Operations, 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, Attn: AdvisorShares Trust.

All notices to the Participant and the Transfer Agent shall be directed to the address or telephone, facsimile or telex numbers indicated below the signature line of such party.

18.   Termination and Amendment.

(a)           This Agreement shall become effective five Business Days after execution and delivery to the Distributor upon notice by the Distributor to the Authorized Participant. A “Business Day” shall mean each day the Listing Exchange is open for business.

(b)           This Agreement may be terminated at any time by any party upon sixty days’ prior written notice to the other parties, and may be terminated earlier by the Fund or the Distributor at any time in the event of a breach by the Participant of any provision of this Agreement or the procedures described or incorporated herein. This Agreement will be binding on each party’s successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party.

(c)           This Agreement may be amended by the Distributor from time to time without the consent of the Participant or Index Receipt Agent (provided such amendment does not impact the Participant or Index Receipt Agent), by the following procedure.  The Distributor will deliver a copy of the amendment to the Participant and the Index Receipt Agent in accordance with paragraph 17 above.  If neither the Participant nor the Index Receipt Agent objects in writing to the amendment within five days after its receipt, the amendment will become part of this Agreement in accordance with its terms (provided such amendment does not impact the Participant or Index Receipt Agent).

19.   Trust and Third Party Beneficiary.  The Participant and the Distributor understand and agree that the Trust as a third party beneficiary to this Agreement is entitled and intends to proceed directly against the Participant in the event that the Participant fails to honor any of its obligations pursuant to this Agreement that benefit the Trust.

20.   Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.  The parties irrevocably submit to the non-exclusive jurisdiction of any Delaware State or United States Federal court sitting in Delaware over any suit, action or proceeding arising out of or relating to this Agreement.

21.   Counterparts.  This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year written below.

DATED:

Foreside Fund Services, LLC

By:
Name:
Title:
Address:	Three Canal Plaza, Suite 100
Portland, Maine 04101
Telephone:	207-553-7110
Facsimile:	207-553-7151

~~[~~

Participant Name:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
E-mail:

The terms of this Authorized Participant Agreement between the Participant and the Distributor are accepted and acknowledged by the Transfer Agent.  The Transfer Agent assumes only those specific duties and obligations as expressly provided herein.

ACCEPTED BY:

Bank of New York Mellon, as Index Receipt Agent

By:
Name:
Title:
Address:
Telephone:
Facsimile:
E-mail:

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ANNEX I

CREATION UNIT SIZE FOR FUND SHARES

Shares per Creation Unit

FUND	Shares per Creation Unit

Dent Tactical ETF	25,000

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ANNEX II

AdvisorShares Trust

PROCEDURES FOR PROCESSING

PURCHASE ORDERS AND REDEMPTION ORDERS

This Annex II to the Authorized Participant Agreement supplements the Prospectus with respect to the procedures to be used in processing a Purchase Order for the purchase of shares in Creation Units of each Fund and a Redemption Order for the redemption of shares in Creation Units of each Fund.  Capitalized terms, unless otherwise defined in this Annex II, have the meanings attributed to them in the Authorized Participant Agreement or the Prospectus.

A Participant is required to have signed the Authorized Participant Agreement.  Upon acceptance of the Agreement and execution thereof by the Fund and in connection with the initial Purchase Order submitted by the Participant, the Transfer Agent will assign a PIN Number to each Authorized Person authorized to act for a Participant.  This will allow a Participant through its Authorized Person(s) to place a Purchase Order or Redemption Order with respect to the purchase or redemption of Creation Units of a Fund’s shares.

PART A

TO PLACE AN ORDER FOR PURCHASE OF CREATION UNIT(S) OF SHARES

Purchase Orders may be submitted only on days that the New York Stock Exchange (the “NYSE”) is open for trading.

1.  To Give Notice of Intent to Submit Purchase Order and to Receive an Order Control Number.  To initiate an order for a Creation Unit of shares, the Participant must give notice to the Distributor of its intent to submit a Purchase Order to purchase shares.  Giving notice to the Distributor of an intent to submit a Purchase Order does not constitute a Purchase Order, which must be completed subsequently.

The Participant (“AP”) submitting an order to create shall submit such orders containing the information required by to the Transfer Agent in the following manner:  (a) in writing transmitted by (i) facsimile or (ii) telex; (b) through the Transfer Agent’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions attached hereto as Annex VIII; or (c) by telephone to the Transfer Agent representative and the Distributor, as applicable, according to the procedures set forth below.  The order so transmitted (either in writing, orally or electronic form) is hereinafter referred to as the “Submission” or the “Purchase Order” as applicable, and the Business Day on which a Submission is made is hereinafter referred to as the “Transmittal Date”.  NOTE THAT THE TELEPHONIC METHOD OF SUBMITTING ORDERS IS USED, THE TELEPHONE CALL IN WHICH THE SUBMISSION NUMBER IS ISSUED INITIATES THE ORDER

PROCESS BUT DOES NOT ALONE CONSTITUTE THE ORDER.  AN ORDER OR REQUEST IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF THE SUBMISSION.

To begin a telephone Purchase Order, the AP must telephone the Transfer Agent at (718) 315-7500 or such other number as the Distributor or Transfer Agent designates in writing to the AP. This telephone call must be made by an Authorized Person of the AP not later than the closing time of the regular trading session on the Listing Exchange which is ordinarily 4:00 p.m. Eastern Time (“Listing Exchange Closing Time”). Upon verifying the authenticity of the AP (as determined by the use of the appropriate PIN Number), Transfer Agent will request that the AP place the Purchase Order. To do so, the AP must provide the appropriate ticker symbols when referring to each Fund. After the AP has placed the Purchase Order, the Transfer Agent will read the Purchase Order back to the AP.  The AP then must affirm that the Purchase Order has been taken correctly by the Transfer Agent. If the AP affirms that Purchase Order has been taken correctly, Transfer Agent will issue a number with respect to its contemplated Purchase Order (the “Order Control Number”).  Each Order Control Number can be used for ordering multiple Creation Units of a single Fund in one Purchase Order.  Separate Order Control Numbers are required for ordering Creation Units of different Funds.  A creation charge will be assessed with respect to each Order Control Number.  PLEASE NOTE: A PURCHASE ORDER REQUEST IS NOT COMPLETE UNTIL THE ORDER CONTROL NUMBER IS ISSUED BY THE TRANSFER AGENT TELEPHONE REPRESENTATIVE. AN ORDER CAN NOT BE CANCELED BY THE AP REPRESENTATIVE AFTER THE LISTING EXCHANGE CLOSING TIME. INCOMING TELEPHONE CALL ARE QUEUED AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. ACCORDINGLY THE AP SHOULD NOT HANG UP AND REDIAL.  CALLS THAT ARE IN PROGRESS BY 3:59:59 ARE VALID FOR PROCESSING AND IF OTHERWISE IN ORDER, WILL BE TAKEN SUBMITTED FOR ACCEPTANCE. PLEASE NOTE THAT “IN PROGRESS” IS DEFINED AS AN AP ACTUALLY SPEAKING WITH A TRANSFER AGENT REPRESENTATIVE.  CALLS THAT ARE PLACED BEFORE 3:59:59 BUT THAT ARE STILL HOLDING IN QUEUE UNANSWERED AT OR AFTER 4:00 PM WILL NOT BE PROCESSED OR ACCEPTED.  INCOMING CALLS RECEIVED AFTER THE LISTING EXCHANGE CLOSES WILL NOT BE ANSWERED. ALL TELEPHONE CALLS WILL BE RECORDED.

2.  Place the Purchase Order.  All orders with respect to the creation of Creation Units of shares of any Fund are required to be in writing either in the form of Purchase Order approved by the Fund (see Annex III hereto) or submitted through the Transfer Agent’s electronic order entry system, and accompanied by the designated Order Control Number.  One Order Control Number may be used in a Purchase Order for multiple Creation Units of a single Fund.  Separate Order Control Numbers are required for each Fund from which the Participant wishes to purchase shares.  All Purchase Orders for Creation Units of shares are irrevocable.  The Purchase Order for creation of Creation Units of shares must be sent by facsimile or Electronic Interface provided by the Transfer Agent and must be received by the Transfer Agent’s telephone representative prior to the NYSE Closing Time.

The Trust acknowledges its agreement to return to the Participant or any party for which it is acting any dividend, distribution or other corporate action paid to the Trust in respect of any Deposit Security that is transferred to the Trust that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Participant or any party for which it is acting.

3.  Await Receipt of Confirmation.  Subject to the conditions that (i) a properly completed irrevocable Purchase Order has been submitted by the Participant (either on its own or another investor’s behalf) not later than the NYSE Closing Time, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Transfer Agent will accept the Purchase Order on behalf of the Fund and the Transfer Agent will inform the Participant that its Purchase Order has been accepted by 6:00 p.m. New York time on the Business Day the Purchase Order is received.  In the event that the Participant does not receive a timely confirmation from the Transfer Agent, the Participant should contact the Transfer Agent’s telephone representative at the telephone number indicated.

4.  Ambiguous Instructions.  In the event that a Purchase Order contains ambiguous instructions or terms that differ from the information provided in the telephone call at the time of issuance of the Order Control Number(s), the Transfer Agent’s telephone representative will attempt to contact the Participant to request confirmation of the terms of the order.  If an Authorized Person confirms the terms as they appear in the Purchase Order then the order will be processed.  If an Authorized Person contradicts its terms, the Purchase Order will be deemed invalid and a corrected Purchase Order must be received by the Transfer Agent’s telephone representative not later than the NYSE Closing Time.  If the Transfer Agent’s telephone representative is not able to contact an Authorized Person, then the Purchase Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency with the telephone information.  In the event that a Purchase Order contains terms that are illegible, the Purchase Order will be deemed invalid and the Transfer Agent’s telephone representative will attempt to contact the Participant to request retransmission of the Purchase Order.  A corrected Purchase Order must be received by the Transfer Agent’s telephone representative not later than the NYSE Closing Time.

5.  Processing a Purchase Order.  The Distributor reserves the right to suspend a Purchase Order in the event that its acceptance would appear to result in the Participant or a Beneficial Owner owning 80 percent or more of all outstanding shares of a Fund.  In such event, the Transfer Agent’s telephone representative will attempt to contact an Authorized Person for purposes of confirmation of the fact that with respect to such Participant no Beneficial Owner would own 80 percent or more of all outstanding shares of a given Fund upon execution of the Purchase Order.  In the event that (i) the Transfer Agent’s telephone representative is unable to contact an Authorized Person or (ii) the Participant fails to transmit an identical Purchase Order confirming the representation and warranty as to such fact, then the Purchase Order shall be deemed invalid.

The Trust and/or the Distributor also reserve the absolute right to reject or suspend a Purchase Order if (i) the portfolio of Deposit Securities delivered is not as specified by the Distributor; (ii) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (iii) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (iv) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners of Fund shares; or (v) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders.  The Trust shall notify the Participant of its rejection of any Purchase Order.  The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

6.  Contractual Settlement.  Except as provided below, Deposit Securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the Contractual Settlement Date (defined below).  The Participant must also make available on or before the Contractual Settlement Date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Purchase Order, together with the applicable purchase transaction fee (as described in the Prospectus).  Any excess funds will be returned following settlement of the issue of the Creation Unit of a Fund’s shares.  The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the last day for settlement on the customary settlement cycle in the jurisdiction where the securities of the applicable Fund are customarily traded.

Except as provided in the next two paragraphs, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component and the purchase transaction fee have been completed.  When the subcustodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Trust will issue and cause the delivery of the Creation Unit of shares of the Fund.  The Distributor will then transmit a confirmation of acceptance to the Participant.

The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons.  If the Adviser notifies the Distributor that a “cash in lieu” amount will be accepted, the Distributor will notify the Participant and the Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust.  Any excess funds will be returned following settlement of the issue of the Creation Unit of shares.

In the event that a Portfolio Deposit is incomplete on the settlement date for a Creation Unit of shares because certain or all of the Deposit Securities are missing, the Trust will issue a Creation Unit of shares notwithstanding such deficiency in reliance on the undertaking of the Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to[          ]% of the value of the missing Deposit Securities marked to market daily. The parties hereto further agree that the Fund may purchase the missing Deposit Securities at any time and the AP agrees to accept liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral, which may be sold by the Fund at such time, and in such manner, as the Fund may determine in its sole discretion.

7.  Cash Purchases.  When, in the sole discretion of the Trust, cash purchases of Creation Units of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof.  In the case of a cash purchase, the Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.  In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Participant must pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.  The transaction fees for in-kind and cash purchases of Creation Units of shares are described in each Fund’s Prospectus.

8.  Subcustodian Accounts.  Annex VII hereto contains a list of the subcustodian accounts of the Trust, into which the portfolio securities constituting the portfolio of Deposit Securities of each Fund are to be delivered in connection with a Purchase Order.

PART B

TO PLACE AN ORDER FOR REDEMPTION OF CREATION UNIT(S) OF SHARES

Redemption Orders may be submitted only on days that the New York Stock Exchange (the “NYSE”) is open for trading.

1.  Call to Receive a Redemption Order Number and to Notify Delivery of Shares.

The AP submitting a request to redeem shall submit such requests containing the information required by the Transfer Agent in the following manner:  (a) in writing transmitted by (i) facsimile or (ii) telex; (b) through the Transfer Agent’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions attached hereto as Annex VIII; or (c) by telephone to the Transfer Agent representative and the Distributor, as applicable, according to the procedures set forth below.  The request so transmitted (either in writing, orally or electronic form) is hereinafter referred to as the “Submission” or the “Redemption Order” as applicable, and the Business Day on which a Submission is made is hereinafter referred to as the “Transmittal Date”.  NOTE THAT THE TELEPHONIC METHOD OF REQUESTING A REDEMPTION IS USED, THE TELEPHONE CALL IN WHICH THE REQUEST NUMBER IS ISSUED INITIATES THE REQUEST PROCESS BUT DOES NOT ALONE CONSTITUTE THE REQUEST.  A REQUEST IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF THE SUBMISSION.

To begin a telephone Redemption Order, the AP must telephone the Transfer Agent at (718) 315-7500 or such other number as the Distributor or Transfer Agent designates in writing to the AP. This telephone call must be made by an Authorized Person of the AP not later than the closing time of the regular trading session on the Listing Exchange which is ordinarily 4:00 p.m. Eastern Time (“Listing Exchange Closing Time”). Upon verifying the authenticity of the AP (as determined by the use of the appropriate PIN Number), the Transfer Agent will request that the AP place the Redemption Order. To do so, the AP must provide the appropriate ticker symbols when referring to each Fund. After the AP has placed the Redemption Order, the Transfer Agent will read the Redemption Order back to the AP.  The AP then must affirm that the Redemption Order has been taken correctly by the Transfer Agent. If the AP affirms that Redemption Order has been taken correctly, the Transfer Agent will issue a number with respect to its contemplated Redemption Order (the “Order Control Number”).  Each Order Control Number can be used for redeeming multiple Creation Units of a single Fund in one Redemption Order.  Separate Order Control Numbers are required for redeeming Creation Units of different Funds.  [A redemption charge will be assessed with respect to each Order Control Number]. PLEASE NOTE: A REDEMPTION ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY THE TRANSFER AGENT TELEPHONE REPRESENTATIVE. AN ORDER CAN NOT BE CANCELED BY THE AP REPRESENTATIVE AFTER THE LISTING EXCHANGE CLOSING TIME. INCOMING TELEPHONE CALLS ARE QUEUED AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. ACCORIDINGLY THE AP SHOULD NOT HANG UP AND REDIAL.  CALLS THAT ARE IN PROGRESS BY 3:59:59 ARE VALID FOR PROCESSING AND IF OTHERWISE IN ORDER, WILL BE TAKEN SUBMITTED FOR ACCEPTANCE. PLEASE NOTE THAT “IN PROGRESS” IS DEFINED

AS AN AP ACTUALLY SPEAKING WITH A TRANSFER AGENT REPRESENTATIVE.  CALLS THAT ARE PLACED BEFORE 3:59:59 BUT THAT ARE STILL HOLDING IN QUEUE UNANSWERED AT OR AFTER 4:00 PM WILL NOT BE PROCESSED OR ACCEPTED.  INCOMING CALLS RECEIVED AFTER THE LISTING EXCHANGE CLOSES WILL NOT BE ANSWERED. ALL TELEPHONE CALLS WILL BE RECORDED.

2.  Place the Redemption Order.  A Redemption Order Number is only valid for the Business Day on which it is issued.  One Redemption Order Number may be used in a Redemption Order for multiple Creation Units of a single Fund.  Separate Redemption Order Numbers are required for each Fund from which the Participant wishes to redeem shares.  All Redemption Orders of Creation Units of shares are irrevocable.  The Redemption Order for Creation Units of shares must be sent by facsimile or submitted through the Transfer Agent’s electronic order entry system and must be received prior to the NYSE Closing Time.

In the Redemption Order, the Participant will be required to acknowledge its agreement on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to the Trust any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Fund to which the Redemption Order relates.  In the Redemption Order, the Participant will also be required to acknowledge its agreement on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that the Trust is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Fund to which the Redemption Order relates.

3.  Await Receipt of Confirmation.  Subject to the conditions that (i) a duly completed Redemption Order is received by the Transfer Agent from the Participant on behalf of itself or another redeeming investor by the NYSE Closing Time and (ii) the Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by 4:00 p.m. New York time on a day on which the NYSE is open for business, the Transfer Agent will accept the Redemption Order on behalf of the Trust and the Transfer Agent will inform the Participant that its Redemption Order has been accepted by 6:00 p.m. New York time on the Business Day the Redemption Order is received.

4.  Ambiguous Instructions.  In the event that a Redemption Order contains terms that differ from the information provided in the telephone call at the time of issuance of the Redemption Order Number(s), the Transfer Agent’s telephone representative will attempt to contact the Participant to request confirmation of the terms of the Order.  If an Authorized Person confirms the terms as they appear in the Redemption Order then the Redemption Order will be accepted and processed. If an Authorized Person contradicts its terms, the Order will be deemed invalid and a corrected Redemption Order must be received by the Transfer Agent’s telephone representative not later than the NYSE Closing Time.  If the Transfer Agent’s telephone representative is not able to contact an Authorized Person, then the Redemption Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency with the terms of the telephone information.  In the event that a Redemption Order contains terms that are illegible, the Order will be deemed invalid and the Transfer Agent’s telephone representative will attempt to contact the Participant to request retransmission of the Redemption Order.  A corrected Redemption Order must be received by the Transfer Agent’s telephone representative not later than the NYSE Closing Time.

5.  Taking Delivery of Deposit Securities.  The Deposit Securities constituting in-kind redemption proceeds will be delivered to the appropriate account which must be indicated in the Participant’s Standing Redemption Instructions or indicated on Alternative Delivery Instructions attached to a Redemption Order.  Alternative Delivery Instructions supersede and replace the Participant’s Standing Redemption Instructions only with respect to the Redemption Order to which it is attached.  An Authorized Person of the Participant may amend the Participant’s Standing Redemption Instructions from time to time in writing to the Distributor and the Trust in a form approved by the Trust (see Annex VI hereto).  A redeeming Beneficial Owner or Participant acting on behalf of such Beneficial Owner must maintain appropriate securities broker-dealer, bank or other custody arrangements in each jurisdiction in which any of the Deposit Securities are customarily traded, to which account such Deposit Securities will be delivered.  If neither the redeeming beneficial owner nor the Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Deposit Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Deposit Securities in such jurisdiction, the Beneficial Owner will be required to receive its redemption proceeds in cash.  In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of shares of the relevant Fund next determined after the Redemption Order is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions as specified in the Prospectus, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities of the Fund).  Redemptions of shares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

6.  Contractual Settlement.  Deliveries of redemption proceeds by the Fund relating to those countries generally will be made within three Business Days.  Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the Redemption Order is received in proper form.  See Appendix B of the statement of additional information for instances where more than seven calendar days would be needed to deliver redemption proceeds.

In the event that the number of shares is insufficient on the settlement date for Creation Unit(s) of shares, the Fund may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing shares as soon as possible, which undertaking shall be secured by such the AP’s delivery and maintenance of collateral consisting of cash having a value at least equal to [      ] of the value of the missing shares marked to market daily. The parties hereto further agree that the Fund may purchase the missing Deposit Securities at any time and the AP agrees to accept liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral, which may be sold by the Fund at such time, and in such manner, as the Fund may determine in its sole discretion.

7.  Cash Redemptions.  In the event that, in the sole discretion of the Trust, cash redemptions are permitted or required by the Trust, proceeds will be paid to the Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B of the statement of additional information where more than seven calendar days would be needed).

8.  Standing Redemption Instructions.  Annex VI hereto contains the Participant’s Standing Redemption Instructions, which includes information identifying the account(s) into which Deposit Securities of each Fund and any other redemption proceeds should be delivered by the Trust pursuant to a Redemption Order.

PART C

ADVISORSHARES ETF TRUST FUNDS FLOW PROCESS

This Annex II Part C supplements the Fund’s Prospectus with respect to the procedures to be used by (i) the Distributor in processing an order for the creation of Creation Units and (ii) the Transfer Agent in processing an order for the redemption of Creation Units.

A.  The Authorized Participant (AP) is required to have a) signed an Authorized  Participant Agreement for a Fund and b) assigned a personal identification number (PIN) to each Authorized Person authorized to act for the AP.  This will allow an AP through its Authorized Person(s) to place a creation or redemption order with respect to shares of a Fund of the Trust.

B. The Authorized Participant and Distributor shall implement the “Exchange Traded Funds Flow Process’ (alternatively the “Manual Process”) as agreed to by the parties from time to time, a form of which is attached hereto.

C. Note that trades placed through NSCC/DTC may only occur on a day that NSCC/DTC is open for business (“NSCC/DTC Business Day”).

EXCHANGE TRADED FUNDS FLOW PROCESS

ORIGINATOR	ACTIVITY	*LATEST TIME

CALLER VERIFICATION AND ORDER PROCESSING

1. The AP calls on the (BNYM’S ETF API Group’s) recorded number 718-315-7500 to place a share creation and/or redemption order.	1. The BNYM ETF API Administrator greets caller.	Prior 3:59:59pm NYTime

2. The AP identifies his name, the Institution he/she represents, and PIN number.

The AP states the Fund name(s) and relevant ticker symbol(s).

The AP will identify and list any securities that will not be delivered or received in kind.

The AP will make alternative arrangements with the BNYM ETF Administrator to deliver or receive the value for those securities that cannot be delivered. The AP and BNYM ETF Administrator will exchange delivery or receive instructions for any security being delivered outside of the CNS system.

The BNYM ETF API Administrator will confirm the AP’s PIN Number.

The BNYM ETF API Administrator records the PIN Number and the Order and provides the AP with an Order Number.

The Order Number constitutes a binding order, which may only be reversed by the BNYM ETF API Administrator, the Distributor or the Fund for the reasons set forth in the Authorized Participant Agreement.

The AP will make alternative arrangements with the BNYM ETF Administrator to deliver or receive the value for those securities that cannot be delivered. The AP and BNYM ETF API Administrator will exchange delivery or receive instructions for any security being delivered outside of the CNS system.

Prior 3:59:59pm NYTime

3. The AP will fax a copy of the order form to the BNYM ETF API Administrator within 15 minutes from the time the call is made.

The AP will provide, as part of the order form, a statement confirming that the AP will not be placing trades that would raise the AP’s total holdings to 80% or more of the Fund.

The signed Order Form will be sent as the physical receipt for the AP that the order is confirmed.

The above procedures will be repeated until all orders have been placed by the AP.

The BNYM ETF API Administrator will receive a copy of the completed order form from the AP faxed within 15 minutes from the time the order is placed.

All orders received from the AP are time stamped by the BNYM ETF API Administrator at the time the order is placed.

The Distributor will verify that the appropriate disclaimers have been made by the AP and validate the disclaimer by calculating the AP’s position, including the subscriptions (creations) requested, to the total fund shares outstanding.

The Distributor will sign the Order Form and the signed Order Form will be sent as the physical receipt for the AP that the order is confirmed and approved.

Prior 3:59:59pm NYTime

4. The AP receives the fax of the signed and approved Order Form. The AP will assume responsibility for an incorrect trade.

4. The AP will contact the BNYM ETF API Administrator if necessary to make corrections to the information contained in the fax. The AP will assume responsibility for an incorrect trade and contact the BNYM ETF API Administrator, if necessary.

If trades are corrected, the BNYM ETF API Administrator will delete the first trade and reenter the corrected trade. A second affirmation will be faxed to the AP with all trades placed that day. The corrected will be coded on the affirmation so that the AP can see the correction.

No corrections will be permitted after 4:00pm Eastern Time.

Prior 3:59:59pm NYTime

5. EXCEPTION- International Settlements The AP must deliver units for redemption orders no later than Trade Date plus 1 in order to meet the affirmed order requirements placed the previous day.	5.

ANNEX III

ADVISORSHARES TRUST

FORM OF IRREVOCABLE PURCHASE ORDER

CONTACT INFORMATION FOR PURCHASE ORDER EXECUTION

Telephone Purchase Order Number:  718-315-7500

Business Number:	( )	-

Facsimile Number:	( )	-

ALL ITEMS IN PART I MUST BE COMPLETED BY THE PARTICIPANT.  THE DISTRIBUTOR, IN ITS DISCRETION, MAY REJECT ANY PURCHASE ORDER NOT SUBMITTED IN PROPER FORM.  SEE THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

I.    TO BE COMPLETED BY PARTICIPANT

Date:	Time:

Participant Name:

Telephone Number:

Facsimile Number:

Authorized Person:

PIN Number (assigned by Distributor):

Standard Instructions For Delivering Custodian(s)   YES      NO
(If  ‘NO’ attach listing)

ARRANGEMENTS FOR DELIVERY OF CASH COMPONENT:

The undersigned Participant has arranged for delivery to the Custodian of funds equal, at a minimum, to the Cash Component, the purchase transaction fee and the additional variable charge for cash purchases (when, in the sole discretion of the Fund, cash

1

purchases are available or specified) with respect to the above Purchase Order.  The delivery of the Cash Component and the applicable purchase transaction fee to the Custodian are set forth on the following page:

Wire Transfer:	Other:

(Originating Bank)

(Account)

(Reference Number)

IRREVOCABILITY OF PURCHASE ORDER AND REPRESENTATIONS AND WARRANTIES REGARDING BENEFICIAL OWNERSHIP.

The undersigned Participant understands and agrees that upon acceptance by the Trust or the Distributor on behalf of the Trust of this Purchase Order and the related portfolio of Deposit Securities, the purchase of Creation Units of shares as specified herein shall be irrevocable.  The Participant also represents and warrants to the Distributor and the Trust that (i) it does not and will not, after the consummation of the purchase contemplated by this Purchase Order, hold for the account of any single Beneficial Owner of shares of the Fund to which this Purchase Order relates [        ] percent or more of the outstanding shares of such Fund, and (ii) it has received a representation and warranty from each Beneficial Owner purchasing shares by means of this Purchase Order that (x) such Beneficial Owner will not own, after consummation of the purchase, [        ] percent or more of the outstanding shares of the applicable Fund, and (y) such Beneficial Owner will not treat such purchase as eligible for tax-free treatment under Section 351 of the Internal Revenue Code of 1986, as amended.

Signature of Authorized Person:

Name:

2

THIS IRREVOCABLE PURCHASE ORDER MUST BE ACCOMPANIED BY A PURCHASE ORDER FORM.

II.	TO BE COMPLETED BY THE DISTRIBUTOR

	☐	Properly completed irrevocable purchase order, including Fund Order Sheet submitted before NYSE closing time.

	☐	Arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due.

This certifies that the attached Purchase Order has been:

☐	Accepted by the Trust - subject to timely and accurate delivery of the attached listing of securities and cash per Fund.

☐	Declined - Due to:

Date	Time	Authorized Signature

Signature of Authorized Person:

Name:

Title:

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ANNEX IV

ADVISORSHARES TRUST

FORM OF IRREVOCABLE REDEMPTION ORDER

CONTACT INFORMATION FOR REDEMPTION ORDER EXECUTION

Telephone Redemption Order Number:  718-315-7500

Business Number:	( )

Facsimile Number:	( )

ALL ITEMS IN PART I MUST BE COMPLETED BY THE PARTICIPANT.  THE DISTRIBUTOR, IN ITS DISCRETION, MAY REJECT ANY REDEMPTION ORDER NOT SUBMITTED IN PROPER FORM.  SEE THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

I.    TO BE COMPLETED BY PARTICIPANT

Date:	Time:

Participant Name:

Telephone Number:

Facsimile Number:

Authorized Person:

PIN Number (assigned by Distributor):

Standing Instructions For Receiving Custodian(s)   YES   NO

(If  ‘NO’ complete Alternative Delivery Instructions attached hereto)

Alternate Cash Delivery Instructions  YES   NO

(If ‘YES’ complete Alternative Delivery Instructions attached hereto)

The Participant must deliver, on the redemption date, to the Transfer Agent (Account Name)	;
(Account Number)

(Other Reference Number)	the Creation Units of shares redeemed.

1

The undersigned Participant represents and warrants to the Distributor and the Trust that it has the right and authority for itself or on behalf of its customer to redeem the shares contemplated by this redemption.

REPRESENTATION, WARRANTY AND COVENANT REGARDING RETURN OF CERTAIN DISTRIBUTIONS IN RESPECT OF PORTFOLIO SECURITIES

The undersigned Participant represents and warrants that it acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to the Trust any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Fund to which this Redemption Order relates.  The undersigned Participant represents and warrants that it also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that the Trust is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Fund to which this Redemption Order relates.

Signature of Authorized Person:

Name:

THIS IRREVOCABLE REDEMPTION ORDER MUST BE ACCOMPANIED BY A REDEMPTION ORDER FORM.

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Alternative Delivery Instructions

These Alternative Delivery Instructions supersede and replace the Participant’s Standing Redemption Instructions only

with respect to the attached Redemption Order.

The Participant hereby instructs the Trust, the Distributor, the Custodian and the relevant Subcustodian (if applicable) to deliver the Deposit Securities and other redemption proceeds, if any, of the attached Redemption Order with respect to each Fund listed below into the account(s) in the applicable jurisdiction(s) listed below.

Fund:

Account Name:

Account Number:

Other Reference Number:

Fund:

Account Name:

Account Number:

Other Reference Number:

The Participant hereby instructs the Trust, the Distributor and the Custodian to deliver the U.S. dollar denominated cash portion of the redemption proceeds, if any, of the attached Redemption Order into the following account:

Account Name:

Account Number:

Other Reference Number:

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The undersigned, [name], [title], [company], does hereby certify that the information above constitutes the complete and accurate redemption instructions for the attached Redemption Order.  The Participant understands and agrees that the Distributor will instruct the Custodian or relevant Subcustodian to deliver, and the Custodian or relevant Subcustodian will deliver, Deposit Securities and any other redemption proceeds with respect to the attached Redemption Order into the relevant account(s) identified in these Alternative Delivery Instructions.

These Alternative Delivery Instructions relate only to the attached Purchase Order and do not constitute an amendment to the Participant’s Standing Redemption Instructions.  An Authorized Person of the Participant may amend the Participant’s Standing Redemption Instructions from time to time in writing to the Distributor and the Fund in a form approved by the Trust (See Annex VI hereto).

In Witness Whereof, the undersigned has hereby set his/her hand and the seal of [company].

Date:

[name, title]

II.	TO BE COMPLETED BY DISTRIBUTOR

	☐	Properly completed irrevocable redemption order, including Fund Order Sheet submitted before NYSE closing time.

	☐	Shares have been received into Transfer Agent Account.

This certifies that the attached Redemption Order has been:

	☐	Accepted by the Trust - delivery of the attached listing of securities and cash per Fund will occur per the procedures outlined in the prospectus and statement of additional information.

☐ Declined - Due to:

Date		Time	Authorized Signature

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ANNEX V

ADVISORSHARES TRUST

FORM OF CERTIFIED AUTHORIZED PERSONS OF PARTICIPANT

The following are the names, titles and signatures of all persons (each an “Authorized Person”) authorized to give instructions relating to any activity contemplated by this Authorized Participant Agreement or any other notice, request or instruction on behalf of the Participant pursuant to this Authorized Participant Agreement.

Name:

Title:

Signature:

Name:

Title:

Signature:

Name:

Title:

Signature:

Name:

Title:

Signature:

The undersigned, [name], [title], [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Authorized Participant Agreement by and between [Distributor] and [name of Participant], dated [date] and that their signatures set forth above are their own true and genuine signatures.

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In Witness Whereof, the undersigned has hereby set his/her hand and the seal of [company].

Date:
[name, title]

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ANNEX VI

ADVISORSHARES TRUST

FORM OF AUTHORIZED PARTICIPANT’S

STANDING REDEMPTION INSTRUCTIONS

DATED:

The Participant hereby instructs the Trust, the Distributor, the Custodian and the relevant Subcustodian (if applicable) to deliver the Deposit Securities and other redemption proceeds, if any, of a Redemption Order with respect to each Fund listed below into the account(s) in the applicable jurisdiction(s) listed below.

Fund:

Account Name:

Account Number:

Other Reference Number:

Fund:

Account Name:

Account Number:

Other Reference Number:

The Participant hereby instructs the Trust, the Distributor and the Custodian to deliver the U.S. dollar denominated cash portion of the redemption proceeds, if any, of a Redemption Order into the following account:

Account Name:

Account Number:

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Other Reference Number:

The undersigned, [name], [title], [company], does hereby certify that the information above constitutes the complete and accurate Standing Redemption Instructions for Redemption Orders relating to redemptions of Creation Units of shares of the Fund for which Standing Redemption Instructions have been provided herein.  The Participant acknowledges that it is authorized to submit a Redemption Order to redeem Creation Units of shares only with respect to Fund in jurisdictions for which Standing Redemption Instructions have been provided to the Trust in writing.  The Participant understands and agrees that the Distributor will instruct the Custodian or relevant Subcustodian to deliver, and the Custodian or relevant Subcustodian will deliver, Deposit Securities and any other redemption proceeds into the relevant account identified in these Standing Redemption Instructions.

In Witness Whereof, the undersigned has hereby set his/her hand and the seal of [company].

Date:

[name, title]

Pin Number:

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ANNEX VII

ADVISORSHARES TRUST

FUND SUBCUSTODIAN ACCOUNTS FOR DELIVERY OF DEPOSIT SECURITIES

The subcustodian accounts into which a Participant should deposit the securities constituting the Deposit Securities of each Fund are set forth below:

Dent Tactical ETF

Account Name:

Account Number:

Other Reference Number:

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ANNEX VIII

ORDER ENTRY SYSTEM TERMS AND CONDITIONS

This Annex shall govern use by Authorized Participant of the electronic order entry system for placing Purchase Orders and Redemption Orders for Creation Units of shares (the “System”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Authorized Participant Agreement (the “AP Agreement”).  In the event of any conflict between the terms of this Annex VIII and the main body of the AP Agreement with respect to the placing of Purchase Orders and Redemption Orders, the terms of this Annex VIII shall control.

1.             (a) Authorized Participant shall provide to the Transfer Agent a duly executed authorization letter, in a form satisfactory to the Transfer Agent, identifying those Authorized Persons who will access the System.  Authorized Participant shall notify the Transfer Agent in writing in the event that any person’s status as an Authorized Person is revoked or terminated as soon as possible, in order to give the Transfer Agent a reasonable opportunity to terminate such Authorized Person’s access to the System.

(b) It is understood and agreed that each Authorized Person shall be designated as an authorized user of Authorized Participant for the purpose of the AP Agreement. Upon termination of the AP Agreement, the Authorized Participant’s and each Authorized Person’s access rights with respect to System shall be immediately revoked.

2.             The Transfer Agent grants to Authorized Participant a personal, nontransferable and nonexclusive license to use the System solely for the purpose of transmitting Purchase Orders and Redemption Orders and otherwise communicating with the Transfer Agent in connection with the same.  Authorized Participant shall use the System solely for its own internal and proper business purposes.  Except as set forth herein, no license or right of any kind is granted to Authorized Participant with respect to the System.  Authorized Participant acknowledges that the Transfer Agent and its suppliers retain and have title and exclusive proprietary rights to the System.  Authorized Participant further acknowledges that all or a part of the System may be copyrighted or trademarked (or a registration or claim made therefore) by the Transfer Agent or its suppliers.  Authorized Participant shall not take any action with respect to the System inconsistent with the foregoing acknowledgments.  Authorized Participant may not copy, distribute, sell, lease or provide, directly or indirectly, the System or any portion thereof to any other person or entity without the Transfer Agent’s prior written consent.  Authorized Participant may not remove any statutory copyright notice or other notice included in the System.  Authorized Participant shall reproduce any such notice on any reproduction of any portion of the System and shall add any statutory copyright notice or other notice upon the Transfer Agent’s request.

3.             (a) Authorized Participant acknowledges that any user manuals or other documentation (whether in hard copy or electronic form) (collectively, the “Material”), which is delivered or made available to Authorized Participant regarding the System is the exclusive and confidential property of the Transfer Agent.  Authorized Participant shall keep the Material

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confidential by using the same care and discretion that Authorized Participant uses with respect to its own confidential property and trade secrets, but in no event less than reasonable care.  Authorized Participant may make such copies of the Material as is reasonably necessary for Authorized Participant to use the System and shall reproduce the Transfer Agent’s proprietary markings on any such copy.  The foregoing shall not in any way be deemed to affect the copyright status of any of the Material which may be copyrighted and shall apply to all Material whether or not copyrighted.  THE TRANSFER AGENT AND ITS SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE MATERIAL OR ANY PRODUCT OR SERVICE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(b)  Upon termination of the Agreement for any reason, Authorized Participant shall return to the Transfer Agent all copies of the Material which is in Authorized Participant’s possession or under its control.

4.             Authorized Participant agrees that it shall have sole responsibility for maintaining adequate security and control of the user IDs, passwords and codes for access to the System, which shall not be disclosed to any third party without the prior written consent of the Transfer Agent.  The Transfer Agent shall be entitled to rely on the information received by it from the Authorized Participant and the Transfer Agent may assume that all such information was transmitted by or on behalf of an Authorized Person regardless of by whom it was actually transmitted.

5.             The Transfer Agent shall have no liability in connection with the use of the System, the access granted to the Authorized Participant and its Authorized Persons hereunder, or any transaction effected or attempted to be effected by the Authorized Participant hereunder, except for damages incurred by the Authorized Participant as a direct result of the Transfer Agent’s gross negligence or willful misconduct.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS HEREBY AGREED THAT IN NO EVENT SHALL THE TRANSFER AGENT OR ANY MANUFACTURER OR SUPPLIER OF EQUIPMENT, SOFTWARE OR SERVICES BE RESPONSIBLE OR LIABLE FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHICH THE AUTHORIZED PARTICIPANT MAY INCUR OR EXPERIENCE BY REASON OF ITS HAVING ENTERED INTO OR RELIED ON THIS AGREEMENT, OR IN CONNECTION WITH THE ACCESS GRANTED TO AUTHORIZED PARTICIPANT HEREUNDER, OR ANY TRANSACTION EFFECTED OR ATTEMPTED TO BE EFFECTED BY AUTHORIZED PARTICIPANT HEREUNDER, EVEN IF THE TRANSFER AGENT OR SUCH MANUFACTURER OR SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, NOR SHALL THE TRANSFER AGENT OR ANY SUCH MANUFACTURER OR SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND SUCH PERSON’S REASONABLE CONTROL.

6.             The Transfer Agent reserves the right to revoke Authorized Participant’s access to the System immediately and without notice upon any breach by the Authorized Participant of the

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terms and conditions of this Annex VIII.

7.             The Transfer Agent shall acknowledge through the System its receipt of each Purchase Order or Redemption Order communicated through the System, and in the absence of such acknowledgment the Transfer Agent shall not be liable for any failure to act in accordance with such orders and Authorized Participant may not claim that such Purchase Order or Redemption Order was received by the Transfer Agent.  The Transfer Agent may in its discretion decline to act upon any instructions or communications that are insufficient or incomplete or are not received by the Transfer Agent in sufficient time for the Transfer Agent to act upon, or in accordance with such instructions or communications.

8.             Authorized Participant agrees to use reasonable efforts to prevent the transmission through the System of any software or file which contains any viruses, worms, harmful component or corrupted data and agrees not to use any device, software, or routine to interfere or attempt to interfere with the proper working of the Systems.

9.             Authorized Participant acknowledges and agrees that encryption may not be available for every communication through the System, or for all data.  Authorized Participant agrees that the Transfer Agent may deactivate any encryption features at any time, without notice or liability to Authorized Participant, for the purpose of maintaining, repairing or troubleshooting its systems.

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